UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 15, 2016

Proteostasis Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-37695	20-8436652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Technology Square, 4th Floor Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (617) 225-0096

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Proteostasis Therapeutics, Inc., a Delaware corporation (the “Company”), is filing this Amendment No. 1 to amend and supplement the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 16, 2016 disclosing, among other things, the election of Mr. Lance Thibault as the Company’s Principal Accounting Officer on March 15, 2016. This Amendment No. 1 is being filed solely to disclose the arrangement between the Company and Mr. Thibault through the Company’s consulting agreement with Danforth Advisors, LLC (“Danforth”) dated April 15, 2015 (the “Danforth Consulting Agreement”).

Item 1.01.	Entry Into a Material Definitive Agreement.

Mr. Thibault, acting on behalf of Danforth pursuant to the Danforth Consulting Agreement, currently serves as the Company’s interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer. The description of the Danforth Consulting Agreement described in Item 5.02 below is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2016, Mr. Thibault was elected as the Company’s Principal Accounting Officer. Mr. Thibault, acting on behalf of Danforth pursuant to the Danforth Consulting Agreement, currently serves as the Company’s interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer. The initial term of the Danforth Consulting Agreement ends on April 14, 2016 unless earlier terminated and may be extended for an additional period by mutual written agreement by the parties.

Under the terms of the Danforth Consulting Agreement, Danforth receives a consulting fee at the rate of $325.00 per hour for the services performed by Mr. Thibault. In addition, if Danforth refers a potential employee to the Company and that individual is hired by the Company, Danforth shall receive a placement fee of 15% of each such employee’s base salary. During 2015, the Company paid Danforth an aggregate of $204,463.

Pursuant to the terms of the Danforth Consulting Agreement, the Company is prohibited from soliciting the services of any individual placed with the Company by Danforth (including Mr. Thibault), as all such individuals are bound by non-compete agreements with Danforth.

The summary above is qualified in its entirety by reference to the terms of the Danforth Consulting Agreement filed herewith as Exhibit 10.3.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement for Meenu Chhabra, dated as of March 11, 2016 (effective as of March 15, 2016) (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated March 16, 2016 and incorporated herein by reference)

10.2	Employment Agreement for Po-Shun Lee, dated as of March 11, 2016 (effective as of March 15, 2016) (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K dated March 16, 2016 and incorporated herein by reference)

10.3	Consulting Agreement, by and between the Registrant and Danforth Advisors, LLC, dated as of April 15, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEOSTASIS THERAPEUTICS, INC.

Date: March 21, 2016	By:	/s/ Janet Smart
Janet Smart
Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement for Meenu Chhabra, dated as of March 11, 2016 (effective as of March 15, 2016) (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated March 16, 2016 and incorporated herein by reference)

10.2	Employment Agreement for Po-Shun Lee, dated as of March 11, 2016 (effective as of March 15, 2016) (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K dated March 16, 2016 and incorporated herein by reference)

10.3	Consulting Agreement, by and between the Registrant and Danforth Advisors, LLC, dated as of April 15, 2015.